EXHIBIT 99.1

Contact: Neenah Paper, Inc.

Bill McCarthy

Vice President — Financial Analysis and Investor Relations

678-518-3278

Neenah Paper Completes Purchase of Fox River Paper

ALPHARETTA, GEORGIA — March 1, 2007 (NYSE:NP) — Neenah Paper, Inc. today announced that it completed the previously announced purchase of Fox Valley Corporation, which owns Fox River Paper Company, LLC (“Fox River”). Fox River is a leading U.S. producer of premium fine papers with well-known brands including STARWHITE®, SUNDANCE®, ESSE® and OXFORD®. The company has manufacturing plants in California, Massachusetts, Ohio and Wisconsin and will become part of Neenah Paper’s existing fine paper business.

“This acquisition allows us to strengthen our Fine Paper business by providing added scale and the ability to offer a broader array of premium branded products and better service to our customers. In addition, we expect to realize important economic benefits as we integrate the two businesses,” said Sean Erwin, Chief Executive Officer and Chairman of the Board. “Coupled with our purchase last October of the German technical products business, this acquisition is a wonderful fit with our strategy to transform into a leading premium fine paper and technical products company and to grow profitably to create value for our customers and stakeholders.”

Additional details of the transaction will be discussed during the previously announced Fourth Quarter Earnings Call to be held at 11:00 a.m. Eastern time on March 8 and can also be found in the company’s 8-K filings.

About Neenah Paper, Inc.

Neenah Paper manufactures and distributes a wide range of premium and specialty paper grades, with well-known brands such as CLASSIC®, ENVIRONMENT®, STARWHITE®, ESSE®, KIMDURA® and MUNISING LP®, Gessner® and varitess®. The company also produces and sells bleached pulp, primarily for use in the manufacture of tissue and writing papers. Neenah Paper is based in Alpharetta, Georgia, and has paper manufacturing operations in the United States and Germany, and a pulp mill and related timberlands in Nova Scotia, Canada. Additional information about Neenah Paper can be found at the company’s web site at www.neenah.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us and are subject to risks and uncertainties that could cause actual results to differ materially including, but not limited to, changes in U.S./Canadian dollar, U.S./Euro and other currency exchange rates, changes in pulp prices, the cost or availability of raw materials, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, the ability of the company to realize anticipated cost savings, and the successful integrations of the former Fox River business and Neenah Germany operations. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Neenah Paper, Inc. cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance.

Exhibit2.1